EXHIBIT 10.3


                          THIRD AMENDMENT TO AGREEMENT
                          ----------------------------

           THIS THIRD AMENDMENT TO AGREEMENT (the "Third Amendment") made as of the 4th day of October, 2004 by and between by and between BRENNAND-PAIGE INDUSTRIES, INC., a Delaware corporation, ("Brennand") and THACKERAY CORPORATION, a Delaware corporation ("Thackeray") (Brennand and Thackeray sometimes individually referred to as a "Seller" and sometimes collectively referred to as the "Sellers") and EST ORLANDO, LTD. a Florida limited partnership ("Buyer");

                               W I T N E S S E T H

           WHEREAS, Seller and Buyer entered into an Agreement For Purchase and Sale with an Effective Date of July 23, 2004 and amended the same by a Amendment to Agreement (the "First Amendment") made as of September 1, 2004 and by a Second Amendment to Agreement (the "Second Amendment") made as of September 14, 2004 (collectively, the "Agreement"); and

           WHEREAS, Seller and Buyer are desirous of further amending the Agreement in certain respects.

           NOW, THEREFORE, in consideration of the mutual promises herein contained, and other good and valuable consideration, the parties hereto agree that the Agreement is further amended as follows:


           1. Definitions. Any capitalized terms in this Third Amendment not defined herein, shall have the meaning ascribed thereto in the Agreement.

           2. Closing Date. Section 3.1 of the Agreement is modified to read, in its entirety, as follows: "The purchase and sale of the Assets shall be completed through a closing which shall occur at the offices of the Sellers' attorney on a date (the "Closing" or "Closing Date") which is the later of (x) five (5) Business Days after receipt of the "Shareholder Approval" as defined in
Section 5.2(h) herein and (y) if Buyer does not terminate the Agreement on or before December 23, 2004 as permitted in Section 4.1 of the Agreement , as modified herein, due to a failure to obtain the "Lender Approvals" as defined in
Section 5.1(e) herein, five (5) Business Days after the earlier of the receipt of such Lender Approvals and December 23, 2004; provided however, in no event shall the Closing be later than December 31, 2004 unless Seller does not have the Shareholder Approval by December 20, 2004 due to delays related to compliance with SEC requirements pertaining to said approval and elects, by written notice to Buyer, on or before December 23, 2004, to extend the December 31, 2004 date until the earlier of five (5) business days after receipt of such Shareholder Approval and February 27, 2005. Seller will file the proxies for Shareholder Approval with the SEC by October 31, 2004."

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           3. Modification of Section 4.1. Section 4.1 of the Agreement as
previously modified is further modified to delete "on the 4th day of October, 2004" and to substitute, in lieu thereof, "on December 23, 2004".

           4. Counterparts/Signature by Facsimile. This Third Amendment may be executed in multiple counterparts with any counterpart or grouping of counterparts containing the signatures of all parties to constitute a whole and an original of this Third Amendment and a facsimile signature shall be deemed an original.

           IN WITNESS WHEREOF, the parties have executed this Third Amendment as of the date first set forth above.



                                               SELLERS:

                                               BRENNAND-PAIGE INDUSTRIES, INC.,
                                               a Delaware corporation


                                               By:  /s/  Martin J. Rabinowitz
                                                    ----------------------------


                                               THACKERAY CORPORATION, a Delaware
                                               corporation

                                               By:  /s/  Martin J. Rabinowitz
                                                    ----------------------------



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                                          BUYER:

                                          EST ORLANDO, LTD., a Florida limited
                                          partnership

                                          By: EST ORLANDO CORPORATION, a Florida
                                          corporation, its general partner


                                          By:   /s/  Lothar Estein
                                                --------------------------------
                                                Lothar Estein, President




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